POWER OF ATTORNEY
Know all by these presents, that the
undersigned hereby constitutes and
appoints Michael Gravelle, Colleen
Haley or Carol Nairn, signing singly
, the undersigned?s true and lawful
attorney in fact to:
(1)	execute for and on behalf of
 the undersigned, in the undersigned?s
 capacity as an officer and/or director
 of Fidelity National Financial, Inc.
 (the ?Company?), a Form 3 (Initial
Statement of Beneficial Ownership of
Securities), Form 4 (Statement of Changes
 in Beneficial Ownership), and/or
Form 5 (Annual Statement of Changes
 in Beneficial Ownership), in
accordance with Section 16(a)
of the Securities Exchange Act
of 1934 and the rules thereunder;

(2)	do and perform any and all
 acts for and on behalf of the
undersigned which may be necessary
 or desirable to complete and
 execute such Form(s) and to
timely file such Form(s) with
 the United States Securities
 and Exchange Commission and
any stock exchange or similar
 authority; and
(3)	take any other acti
on
 of any type whatsoever in
 connection with the foregoing
 which, in the opinion of such
 attorney in fact, may be of
benefit to, in the best interest
 of, or legally required by,
the undersigned, it being
understood that the documents
 executed by such attorney in
 fact on behalf of the
undersigned pursuant to
this Power of Attorney
shall be in such form and
 shall contain such terms
and conditions as such
attorney in fact may approve
 in such attorney in fact?s
 discretion.
The undersigned hereby
 grants to such attorney
 in fact full power and
authority to do and perform
 any and every act and
thing whatsoever requisite,
 necessary, or proper to
 be done in the exercise of
any of the rights and powers
 herein granted, as fully to
all intents and purposes as the
 undersigned might or could do
if personally present, with full
 power of substitution or
revocation, hereby ratifying
and confirming all that such
attorney in fact, or such
attorney in fact?s substitute
 or substitutes, shall lawfully
 do or cause to be done by
virtue of this Power of Attorney
 and the rights and powers herein
 granted.  The undersigned
acknowledges that the foregoing
 attorney in fact, in serving
in such capacity at the request
of the undersigned, is not
assuming, nor is the Company
assuming, any of the undersigned?s
responsibility to comply with
Section 16 of the Securities
 Exchange Act of 1934.
This Power of Attorney shall
remain in full force and
effect until revoked by the
 undersigned in a signed
writing delivered to the
foregoing attorney in fact.
IN WITNESS WHEREOF,
the undersigned has
caused this Power of
Attorney to be executed
as of this  19th day of
August, 2014.
							____________________________

/s/ Daniel D. Lane